                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) January 28, 1997





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

Associates First Capital Corporation announced its fourth quarter and year end earnings in a news release dated January 28, 1997. A copy of the news release is attached as an Exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(C)  Exhibits

     20 - News release by Associates First Capital Corporation dated January 28, 1997 with supporting financial schedules.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                             By: /s/Kevin P. Hegarty
                                 Senior Vice President and Comptroller



Date: January 28, 1997